Exhibit 1

                             JOINT FILING AGREEMENT

           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.50 per share, of Limited Brands, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  December 3, 2004


                                            Leslie H. Wexner
                                            ------------------------------------
                                            Leslie H. Wexner

                                            Abigail S. Wexner
                                            ------------------------------------
                                            Abigail S. Wexner


                                       THE ABIGAIL TRUST


                                       By: Leslie H. Wexner
                                           -------------------------------------
                                           Leslie H. Wexner, Trustee


                                       WEXNER PERSONAL HOLDINGS CORPORATION


                                       By: Leslie H. Wexner
                                           -------------------------------------
                                           Name:  Leslie H. Wexner
                                           Title: President


                                       H.R.E.I. TRUST


                                       By: Leslie H. Wexner
                                           -------------------------------------
                                           Leslie H. Wexner, Trustee


                                       FOXCOTE ONE


                                       By:  Leslie H. Wexner
                                           -------------------------------------
                                           Leslie H. Wexner, Trustee


                                       FOXCOTE TWO


                                       By: Abigail S. Wexner
                                           -------------------------------------
                                           Abigail S. Wexner, Trustee